UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2008
First Citizens Banc Corp
(Exact name of Registrant as specified in its charter)

Ohio (State or Other Jurisdiction of Incorporation)	0-25980 (Commission File Number)	34-1558688 (IRS Employer Identification No.)
100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
(Address of Principle Executive Offices)
Registrant’s telephone number, including area code: (419) 625-4121
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.
On December 16, 2008, the Board of Directors of First Citizens Banc Corp (the “Company”), upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board of Directors, approved the engagement of S.R. Snodgrass, A.C. (“Snodgrass”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. The engagement of Snodgrass resulted from a competitive request for proposal process undertaken by the Audit Committee pursuant to which the Audit Committee received proposals from Snodgrass, Crowe Horwath LLP (“Crowe”) and two other independent registered public accounting firms.
During the Company’s two most recent fiscal years ended December 31, 2007 and 2006, and the subsequent interim period through December 16, 2008, neither the Company nor anyone on its behalf consulted with Snodgrass regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Snodgrass concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K and the related instructions.
On December 16, 2008, the Audit Committee notified Crowe that it has been dismissed as the Company’s independent registered public accounting firm effective as of the completion of the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2008. Crowe has served as the Company’s independent public accounting firm since 1995. Crowe will continue to serve as the Company’s independent public accounting firm until the completion of the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2008.
Crowe’s reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2007 and 2006, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2007 and 2006, and the subsequent interim period through December 16, 2008, (i) there were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K.
The Company provided Crowe with a copy of this Current Report on Form 8-K. A letter from Crowe addressed to the Securities and Exchange Commission stating whether Crowe agrees with the statements set forth above related to Crowe is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated December 19, 2008

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens Banc Corp

/s/ James O. Miller	December 19, 2008

James O. Miller	Date
President and CEO

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated December 19, 2008